Exhibit 10.5


WHOLE LOAN CUSTODIAL AGREEMENT



                               CUSTODIAL AGREEMENT

                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                               600 Steamboat Road
                          Greenwich, Connecticut 06830
                                    Purchaser




                                   E-Loan, Inc
                                5875 Arnold Road
                                Dublin, CA 94568
                                     Seller




                                       and




                    Bankers Trust Company of California, N.A.
                           1761 East St. Andrew Place
                           Santa Ana, California 92705
                                    Custodian






                              DATED: June 29, 2000

                                                                    Exhibit 10.5



                                TABLE OF CONTENTS

                                                                            PAGE

Section 1.      DEFINITIONS....................................................1

Section 2.      DELIVERY OF DOCUMENTS BY SELLER................................6

Section 3.      CUSTODIAN AS CUSTODIAN FOR, AND BAILEE OF, PURCHASER,
                ASSIGNEE AND WAREHOUSE LENDER..................................6

Section 4.      CERTIFICATION BY CUSTODIAN, DELIVERY OF DOCUMENTS..............7

Section 5.      FUNDING BY THE TAKEOUT INVESTOR................................9

Section 6.      DEFAULT........................................................9

Section 7.      ACCESS TO DOCUMENTS...........................................10

Section 8.      CUSTODIAN'S FEES AND EXPENSES, SUCCESSOR CUSTODIAN,
                STANDARD OF CARE..............................................10

Section 9.      ASSIGNMENT BY PURCHASER.......................................12

Section 10.     INSURANCE.....................................................1~

Section 11.     REPRESENTATIONS, WARRANTIES AND COVENANTS.....................12

Section 12.     NO ADVERSE INTERESTS..........................................14

Section 13.     AMENDMENTS....................................................14

Section 14.     EXECUTION IN COUNTERPARTS.....................................14

Section 15.     AGREEMENT FOR EXCLUSIVE BENEFIT OF PARTIES, ASSIGNMENT........14

Section 16.     EFFECT OF INVALIDITY OF PROVISIONS............................14

Section 17.     GOVERNING LAW.................................................14

Section 18.     CONSENT TO SERVICE............................................14

Section 19.     NOTICES.......................................................14

Section 20.     CERTIFICATION.................................................15

Section 21.     CONSTRUCTION..................................................15

                                                                    Exhibit 10.5


Exhibit A-1     Cash Window Submission Package
Exhibit A-2     FHLMC Document List
Exhibit A-3     FNMA Document List
Exhibit A-4     FNMA Master Bailee Letter
Exhibit B-1     Conduit Submission Package
Exhibit B-2     Master Bailee Letter
Exhibit C       Request for Certification
Exhibit D       Trust Receipt
Exhibit D-1     Notice of Intent to Issue a Trust Receipt
Exhibit E-1     Warehouse Lender's Release
Exhibit E-2     Warehouse Lender's Wire Instructions
Exhibit F-1     Seller's Release
Exhibit F-2     Seller's Wire Instructions
Exhibit G-1     Purchaser's Wire Instructions to Seller
Exhibit G-2     Purchaser's Wire Instructions to Custodian
Exhibit G-3     Purchaser's Delivery Instructions to Custodian
Exhibit H       Notice by Assignee to Custodian of Purchaser's Default
Exhibit I       Limited Power of Attorney
Exhibit J       Form of Delivery Instructions
Exhibit K       Purchaser's Instructions to Custodian to Destroy Specified Files

Schedule A      List of Conduits

                                                                    Exhibit 10.5


                               CUSTODIAL AGREEMENT

                  THIS CUSTODIAL AGREEMENT ("Agreement"), dated as of the date set forth on the cover page hereof, is entered into by and among GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. ("Purchaser"), Bankers Trust Company of California, N.A., as custodian ("Custodian"), and E-Loan, Inc., as seller ("Seller").

                              PRELIMINARY STATEMENT

                  Purchaser has agreed to purchase from Seller, from time to time, at its sole election, certain mortgage loans pursuant to the terms and conditions of one or more Purchase Agreements between Purchaser and Seller relating to Cash Window Transactions or Conduit Transactions. Seller is obligated to service the Mortgage Loans pursuant to the terms and conditions of the Purchase Agreements. Purchaser desires to have Custodian take possession of the Mortgage Notes evidencing the Mortgage Loans, along with certain other documents specified herein, as the custodian for and bailee of Purchaser or Assignee in accordance with the terms and conditions hereof.

                  The parties hereto agree as follows:

         A        Section 1.  DEFINITIONS.

                  As used in this Agreement, the following terms shall have the following meanings:

                           "Agency":  FHLMC, FNMA or GNMA, as applicable.

                           "Applicable Agency Documents": The documents listed
                  on Exhibit A-2, Exhibit A-3 or those documents listed on Exhibit B-1 as shall apply to GNMA, as applicable.

                           "Applicable Guide": With respect to each Takeout
                  Investor the applicable guide published by such Takeout Investor setting forth the requirements Mortgage Loans must satisfy in order to be eligible for purchase by such Takeout Investor as amended or supplemented from time to time.

                           "Assignee": Chase Manhattan Bank, as agent for
                  certain beneficiaries pursuant to certain Repurchase Transaction Tri-Party Custody Agreements with Purchaser.

                           "Assignment of Mortgage": An assignment of the
                  Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of a Mortgage Loan.

                           "Bailee Letter": A FNMA Bailee Letter or a Conduit
                  Bailee Letter, as applicable.

                                                                    Exhibit 10.5


                           "Business Day": Any day other than (a) a Saturday,
                  Sunday or other day on which banks located in The City of New York, New York are authorized or obligated by law or executive order to be closed, or (b) any day on which the Purchaser or Custodian is closed for business, provided that notice thereof shall have been given not less than seven calendar days prior to such day.

                           "Cash Window Submission Package": The documents
                  listed on Exhibit A-1, which shall be delivered by Seller to Custodian in connection with each Cash Window Transaction.

                           "Cash Window Transaction": A transaction initiated by
                  Purchaser's delivery of a Request for Certification which identifies FNMA or FHLMC as the Takeout Investor.

                           "Commitment": A commitment executed by Takeout
                  Investor and Seller evidencing Takeout Investor's agreement to purchase one or more Mortgage Loans from Seller and Seller's agreement to sell one or more Mortgage Loans to a Takeout Investor in a forward trade by the applicable Expiration Date.

                           "Conduit": Any of the Entities listed on Schedule A,
                  as amended or Supplemented in writing from time to time by purchaser.

                           "Conduit Bailee Letter": The master bailee letter, in
                  the form of Exhibit B-2, for use by Custodian in connection with the delivery of a Conduit Submission Package, for the purpose of delivering the related Conduit Submission Package, excluding (i) a copy of the Confirmation, (ii) the Warehouse Lender's Release or Seller's Release, as applicable, and (iii) the original Assignment of Mortgage, in blank, to a Conduit.

                           "Conduit Submission Package": The documents listed on
                  Exhibit B-1, which shall be delivered by Seller to Custodian in connection with each Conduit Transaction.

                           "Conduit Transaction": A transaction initiated by
                  Purchaser's delivery of a Request for Certification which identifies a Conduit as the Takeout Investor.

                           "Confirmation": A written confirmation as required by
                  the Purchase Agreement of Purchaser's intent to purchase a pool of Mortgage Loans.

                           "Custodian": The party identified on the cover page
                  hereto and its permitted successors hereunder.

                           "Delivery Instructions": With respect to a Mortgage
                  Loan, instructions prepared by Seller, in the form of Exhibit J indicating the address for the delivery by Custodian of the applicable portion of the related Submission Package.

                           "Discount": With respect to a Mortgage Loan sold by
                  Seller to Purchaser, the amount set forth on the related Confirmation as the Discount.

                                                                    Exhibit 10.5


                           "Eastern Time": Either Eastern Standard Time or Day
                  Light Savings Time as then in effect in New York City.

                           "Entity": Any individual, corporation, partnership,
                  joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

                           "Expiration Date": With respect to any Commitment,
                  the expiration date thereof thereto.

                           "FHLMC": The Federal Home Loan Mortgage Corporation
                  and any successor

                           "FHLMC Commitment": A commitment executed by FHLMC
                  and Seller evidencing FHLMC's agreement to purchase one or more Mortgage Loans from Seller and Seller's agreement to sell one or more Mortgage Loans to FHLMC by the applicable Expiration Date under the Applicable Guide.

                           "FNMA": Fannie Mae and any successor thereto.

                           "FNMA Bailee Letter": The master bailee letter, in
                  the form of Exhibit A-4, for use by Custodian in connection with the delivery to FNMA of a Cash Window Submission Package excluding (i) the Assignment of Mortgage, in blank, (ii) the Warehouse Lender's Release or Seller's Release, as applicable,
                  (iii) all modification agreements relating to a Mortgage, (iv) the Delivery Instructions, and (v) a copy of the Commitment.

                           "FNMA Commitment": A commitment executed by FNMA and
                  Seller, evidencing FNMA's agreement to purchase one or more Mortgage Loans from Seller and Seller's agreement to sell one or more Mortgage Loans to FNMA by the applicable Expiration Date under the Applicable Guide.

                           "Funding Confirmation": With respect to all Mortgage
                  Loans purchased by Purchaser from Seller via a single wire funds transaction on a particular Business Day, the trade confirmation from Purchaser to Seller confirming the terms of Purchaser's purchase of such Mortgage Loans.

                           "GNMA": The Government National Mortgage Association
                  and any successor thereto.

                           "HUD": United States Department of Housing and Urban
                  Development and any successor thereto.

                           "Limited Power of Attorney": A limited power of
                  attorney, in the form of Exhibit 1, executed by Seller and delivered to Custodian, authorizing Custodian to prepare Mortgage Note endorsements in the form indicated thereon.

                                                                    Exhibit 10.5

                           "Loan Identification Data": The applicable
                  information regarding a Mortgage Loan, set forth on a Request for Certification, which shall include (i) Purchaser's reference number, (ii) the name of Purchaser's applicable program, (iii) the Mortgage Loan number, (iv) the last name of the Mortgagor, (v) the face amount of the Mortgage Note, (vi) the number of months to maturity of the Mortgage Loan, and
                  (vii) the interest rate borne by the Mortgage Note, (viii) the name of the Takeout Investor, (ix)the sale price of the Mortgage Loan to the Takeout Investor, (x) the commitment number, (xi) the Expiration Date, (xii) the Delivery Date,
                  (xiii) the Release Payment, (xiv) the name of the Warehouse Lender (if any) and (xv) LTV.

                           "Losses": Any and all losses, claims, damages,
                  liabilities or expenses (including lost interest and reasonable attorney's fees) incurred by any person specified; provided, however, that "Losses" shall not include losses, claims, damages, liabilities or expenses which would have been avoided had such person taken reasonable actions to mitigate such losses, claims, damages, liabilities or expenses.

                           "Mortgage": A mortgage, deed of trust or other
                  security instrument creating a lien on an estate in fee simple in real property securing a Mortgage Note.

                           "Mortgage Loan": A mortgage loan that is subject to
                  this Agreement.

                           "Mortgage Note": The note or other evidence of the
                  indebtedness of a Mortgagor secured by a Mortgage.

                           "Mortgaged Property": The property subject to the
                  lien of the Mortgage securing a Mortgage Note.

                           "Mortgagor": The obligor on a Mortgage Note.

                           "Notice of Bailment": A notice, in the form of
                  Schedule A to Exhibit A-4 or Schedule A to Exhibit B-2, as applicable, delivered by Custodian to Takeout Investor in connection with each delivery to Takeout Investor of the applicable portion of each Submission Package.

                           "Notice of Intent to issue Trust Receipt" A notice in
                  the form of Exhibit D-1 to be issued by Custodian to the Purchaser pursuant to section 4(a).

                           "Payee Number": The code used by FNMA to indicate the
                  wire transfer instructions that will be used by FNMA to purchase a Mortgage Loan.

                           "Primary Mortgage Insurer": Any one of GE Capital
                  Mortgage Insurance Co., Republic Mortgage Insurance Co., Mortgage Guaranty Insurance Corp., United Guaranty Corporation or PMI Mortgage Insurance Company.

                                                                    Exhibit 10.5

                           "Purchase Agreement": Each Purchase and Sale
                  Agreement, dated as of the date set forth on the cover page thereof, between Seller and Purchaser, as each is amended from time to time providing the terms of Cash. Window Transactions or Conduit Transactions.

                           "Purchase Date": With respect to a Mortgage Loan, the
                  date on which Purchaser purchases such Mortgage Loan from Seller.

                           "Purchaser": Greenwich Capital Financial Products,
                  Inc. and its successors.

                           "Purchaser's Payment": The amount set forth on the
                  Request for Certification in the "RELEASE PAYMENT" column.

                           "Purchase Price": With respect to each Mortgage
                  Loan purchased by Purchaser, an amount equal to the Trade Principal less an amount equal to the product of the Trade Principal and the Discount (i.e., TP minus (TP times D).

                           "Purchaser's Wire Instructions to Custodian": Wire
                  Instructions delivered by Purchaser to Custodian, in the form of Exhibit G-2, executed by Purchaser, receipt of which has been acknowledged by Custodian specifying the wire address where all funds received in accordance with Purchaser's Wire Instructions to Seller shall be transferred by Custodian.

                           "Purchaser's Wire Instructions to Seller": The wire
                  instructions, set forth on Exhibit G-1, specifying the account which shall be used for the payment of all amounts due and payable by Seller to Purchaser hereunder.

                           "Release Payment": The funds referred to in a
                  Warehouse Lender's Release or Seller's Release, as applicable.

                           "Request for Certification": A report detailing Loan
                  Identification Data supplied by Seller to Custodian and Purchaser, transmitted via facsimile in the form of Exhibit C and transmitted electronically in an appropriate data layout, regarding all Mortgage Loans being offered for sale by Seller to Purchaser on the Purchase Date.

                           "Seller": The Seller whose name is set forth on the
                  cover page hereof, and its permitted successors hereunder.

                           "Seller's Release": A letter, in the form of Exhibit
                  F-1, delivered by Seller when no Warehouse Lender has an interest in a Mortgage Loan, conditionally releasing all of Seller's right, title and interest in a Mortgage Loan upon receipt of payment by Seller.

                           "Seller's Wire Instructions": The wire instructions,
                  set forth in a letter in the form c Exhibit F-2, to be used for the payment of funds to Seller when no

                                                                    Exhibit 10.5


                  Warehouse Lender has an interest in the Mortgage Loans to which such payment relates.

                           "Submission Package": With respect to each Mortgage
                  Loan, a Cash Window Submission Package or a Conduit Submission Package, as applicable.

                           "Successor Servicer": An entity designated by
                  Purchaser, in conformity with the Purchase Agreement, to replace Seller as servicer for Purchaser, and, with respect to Cash Window Transactions, a seller/servicer of the Mortgage Loans for the Agency.

                           "Takeout Investor": An Agency or a Conduit as
                  applicable.

                           "Trade Price": The trade price set forth on a
                  Commitment.

                           "Trade Principal": With respect to any Mortgage Loan,
                  the outstanding principal balance of the Mortgage Loan multiplied by a percentage equal to the Trade Price.

                           "Trust Receipt": A receipt of Custodian,
                  substantially in the form of Exhibit D hereto, indicating that with respect to the Mortgage Loans listed on the attached schedule, the Custodian has performed the procedures set forth in Sections 4(a) and 4(b) hereof, that it has received the entire Cash Window Submission Package or the Conduit Submission Package, as applicable, and that it is holding such documents as bailee and custodian of Purchaser.

                           "Underwriter": Any party, including but not limited
                  to a mortgage loan pool insurer, who underwrites a Mortgage Loan prior to its purchase by Purchaser.

                           "Underwriter's Form": A FNMA/FHLMC Form 1008/1077,
                  HUD92900WS, HUD92900.4, VA Form 26-6393, VA Form 26-1866, a
                  mortgage loan pool insurance certificate, or an underwriting approval form from a Primary Mortgage Insurer, as applicable, completed by an Underwriter with respect to a Mortgage Loan, indicating that such Mortgage Loan complies with its underwriting requirements.

                           "Warehouse Lender": Any lender providing financing to
                  Seller for the purpose of originating Mortgage Loans, which lender has a security interest in such Mortgage Loans as collateral for the obligations of Seller to such lender.

                           "Warehouse Lender's Release": A letter, in the form
                  of Exhibit E-1, from a Warehouse Lender to Purchaser, conditionally releasing all of Warehouse Lender's right, title and interest in certain Mortgage Loans identified therein upon receipt of payment by Warehouse Lender.

                           "Warehouse Lender's Wire Instructions": The wire
                  instructions, set forth in a le in the form of Exhibit E-2, from a Warehouse Lender to Purchaser, setting

                                                                    Exhibit 10.5

                  forth wire instructions for all amounts due and payable to such Warehouse Lender.

         B        Section 2.  DELIVERY OF DOCUMENTS BY SELLER.

                  (a) Seller may, before the first purchase of a Mortgage Loan by Purchaser under a Purchase Agreement, deliver to Custodian a Limited Power of Attorney; provided, however, that Custodian shall have no responsibility or obligation to act under such Limited Power of Attorney.

                  (b) If Seller desires to engage in Cash Window Transactions:

                      (1) relating to a FHLMC Commitment, Seller shall deliver to Purchaser a copy of (i) FHLMC Form 1035 (Custodial Agreement), if applicable, duly executed by the related custodian and FHLMC, and (ii) FHLMC Form 3 (Summary Agreement) or such other equivalent agreement as is acceptable to Purchaser, duly executed by Seller and FHLMC; or

                      (2) relating to a FNMA Commitment, Seller shall deliver to Purchaser a copy of (i) Fannie Mae Form 2003 (Custodial Agreement) if applicable, duly executed by the related custodian and FNMA, (ii) Fannie Mae Mortgage Selling and Servicing Contract, and Fannie Mae Form 482 (Designation of Payee - Wire Transfer Information).

         C        Section 3. CUSTODIAN AS CUSTODIAN FOR, AND BAILEE OF,
PURCHASER, ASSIGNEE AND WAREHOUSE Lender. (a) With respect to each Mortgage Note, each Assignment of Mortgage and all other documents constituting each Submission Package that are delivered to Custodian or that at any time come into Custodian's possession, Custodian, subject to the provisions of paragraphs (b) and (c) of this Section 3, shall act solely and exclusively in the capacity of custodian for, and bailee of, Purchaser. Custodian shall, subject to the provisions of paragraphs (b) and (c) of this Section 3 and except as otherwise required by Section 4: (i) hold all documents constituting a Submission Package received by it for the exclusive use and benefit of Purchaser; (ii) make disposition thereof only in accordance with this Agreement; and (iii) have no discretion or authority to act in a manner which is in any respect contrary to its role as custodian with respect to its obligations to the Purchaser. Custodian shall segregate and maintain continuous custody of all documents constituting a Submission Package received by it in secure and fire resistant facilities in accordance with customary standards for such custody and shall mark its books and records to indicate that the Submission Package is being held for Purchaser.

                  (b) Purchaser hereby notifies Custodian that each Mortgage Loan purchased by Purchaser from Seller shall be promptly assigned by Purchaser to Assignee, as of the Purchase Date, as described in Section 9. Upon notice, in the form of Exhibit H hereto, by Assignee to Custodian of Purchaser's default, Assignee may (i) require Custodian to act with respect to the related Submission Packages solely in the capacity of custodian for, and bailee of, Assignee, but nevertheless subject to and only in accordance with the terms of this Agreement,
(ii) require Custodian to hold such Submission Packages for the exclusive use and benefit of Assignee, and (iii) assume the rights of Purchaser under this Agreement to furnish instructions to Custodian as to the disposition of such Submission Packages and Such rights shall be exercisable

                                                                    Exhibit 10.5

solely by Assignee. Custodian shall give Assignee written acknowledgment of the receipt of such notice by signing such notice and returning a copy thereof to Assignee. In the event that, prior to receipt of such notice from Assignee, Custodian delivered any Submission Package specified in such notice to Purchaser, Takeout Investor or Purchaser's designee, Custodian shall so notify Assignee, and Custodian shall not be deemed to hold such Submission Package for Assignee unless and until such Submission Package is redelivered to Custodian. The failure of Custodian to give the written acknowledgment referred to above shall not affect the validity of such assignment, pledge or grant of a security interest from the Purchaser to its Assignee. The effects of Assignee's notice to Custodian set forth above shall continue until Custodian is otherwise notified in writing by Assignee. The terms of this Agreement shall not apply to any Submission Package delivered by Custodian to Assignee.

                  (c) Seller and Purchaser acknowledge that Warehouse Lender, if any, identified from time to time in each Warehouse Lender's Release to be received by Custodian pursuant to Section 4(b)(i), is a warehouse lender for the Seller. Seller and Purchaser acknowledge that, in accordance with the terms of each Warehouse Lender's Release to be received by the Custodian pursuant to
Section 4(b)(i), pursuant to which each such Warehouse Lender conditionally releases its security interest in the Mortgage Loan referred to in the related Warehouse Lender's Release, such release shall not be effective until the Release Payment is received by the Warehouse Lender in accordance with the Warehouse Lender's Wire Instructions. Until receipt of a Release Payment by Warehouse Lender, the interest of the related Warehouse Lender in a Mortgage Loan shall continue and remain in full force and effect. Seller agrees that to the extent the Release Payment is greater than the Purchase Price, the Seller shall transfer on the Purchase Date the difference between the Release Payment and the Purchase Price to the Warehouse Lender in accordance with the Warehouse Lender's Wire Instructions.

                  (d) If any additional documents relating to the Submission Package come into the Custodian's possession, the provisions of paragraphs (a),
(b) and (c) of this Section 3 shall apply to such additional documents in the same manner as such provisions apply to related Submission Package.

         D        Section 4.  CERTIFICATION BY CUSTODIAN; DELIVERY OF DOCUMENTS.

                  (a) With respect to each Mortgage Loan being offered by Seller for sale to Purchaser pursuant to (i) a Cash Window Transaction or (ii) a Conduit Transaction, Seller shall insure that Custodian and Purchaser have each received a Request for Certification no later than 6:00 p.m. Eastern Time on the Business Day immediately preceding the related Purchase Date. Further, Seller shall insure that Custodian shall be in possession of a Submission Package for each Mortgage Loan identified on a Request for Certification no later than 6:00 pm Eastern Time on the Business Day immediately preceding the related Purchase Date. Upon receipt by Custodian of such Request for Certification, Custodian shall ascertain whether it is in possession of a Submission Package for each Mortgage Loan identified on a Request for Certification and shall certify in accordance with Section 20 herein, each Submission Package and, no later than 1:30 p.m. Eastern Time on the Business Day of the related Purchase Date, issue to Purchaser a Notice of Intent to Issue a Trust Receipt substantially similar to Exhibit D-1. If Custodian is not in possession of a Submission Package relating to a Mortgage Loan identified on a Request for Certification, Custodian shall notify Seller and shall not include such Mortgage Loan in any

                                                                    Exhibit 10.5

Notice of Intent to Issue Trust Receipt. Unless Purchaser notifies Custodian not later than 2:30 p.m. Eastern Time on the Business Day of the related Purchase Date of its intent not to purchase any of the Mortgage Loans, then not later than 3:00 p.m. Eastern Time on the Business Day of the related Purchase Date, Custodian shall issue a Trust Receipt to Purchaser indicating that upon Custodian's receipt from Warehouse Lender and/or Seller that the Purchase Price has been received, Purchaser shall have purchased the Mortgage Loans. Purchaser must pay the Purchaser Price in accordance with the Warehouse Lender's Wire Instructions, or if there is no Warehouse Lender, in accordance with the Seller's Wire Instructions no later than 6:00 p.m. Eastern Time on the Business Day of the related Purchase Date or the Trust Receipt shall be null and void and of no further force or effect.

                  (b) With respect to each Request for Certification, prior to the delivery of the Notice of Intent to Issue a Trust Receipt by Custodian:

                      (i) Custodian shall review each applicable set of documents comprising the Submission Package and shall ascertain whether
         (A) each document required by this Agreement to be in such Submission Package is in the Custodian's possession, (B) each document in the Custodian's possession conforms to items (iii), (iv), (v) and (vii) of the Loan Identification Data set forth in the Request for Certification, (C) each document appears regular on its face, (D) each document appears on its face to conform to the requirements of Exhibit A-1 or Exhibit B-1, as applicable, (E) each Mortgage Loan is listed on a schedule attached to a Warehouse Lender's Release or a Seller's Release, as the case may be, (F) either (1) if the Release Payment is a dollar amount, the amount appearing in the "RELEASE PAYMENT" column on the Request for Certification is equal to or exceeds the Release Payment or (2) the Release Payment identified on the Warehouse Lender's Release or Seller's Release, as applicable.

                      (ii) If Custodian determines that the documents in the Submission Package and the Mortgage Loan to which they relate conform in all respects with Section 4(b)(i), Custodian shall include such Mortgage Loan in the Notice of Intent to Issue Trust Receipt and, assuming Purchaser does not notify Custodian that it will not purchase a particular Mortgage Loan, in the Trust Receipt issued that day to Purchaser; provided, however, that if Custodian determines that the documents in a Submission Package and the Mortgage Loan to which they relate conform in all respects with Section 4(b)(i) except that the endorsement of the Mortgage Note is missing, Custodian may, but shall not be obligated, to prepare and execute such endorsement pursuant to the Limited Power of Attorney. If documents in the Submission Package do not conform in all respects with Section 4(b)(i) or are missing and/or do not conform (except as specified in Section 4(b)(i)), Custodian shall not include such Mortgage Loan in any Notice of Intent to Issue Trust Receipt.

                  (c) As outlined in Section 4(a), Custodian shall deliver to Purchaser, no later than 3:00 p.m. Eastern Time on the Business Day of the related Purchase Date, by facsimile transmission followed by overnight courier a Trust Receipt for Cash Window Transactions and a Trust Receipt for Conduit Transactions, in each case having appended thereto a schedule of all Mortgage Loans for the related type of transaction with respect to which Custodian has completed the procedures set forth in Sections 4(a) and 4(b)(i) hereof and certify that it is

                                                                    Exhibit 10.5

holding the related Submission Package for the benefit of Purchaser in accordance with the terms hereof.

                  (d) All documents comprising a Submission Package relating to Mortgage Loans included in a Trust Receipt shall be delivered by Custodian to the Takeout Investor specified by Seller and in the form and specific order required by Seller, via overnight courier in accordance with the Delivery Instructions and, except with respect to Mortgage Loans for which FHLMC or GNMA is the Takeout Investor, under cover of a fully completed Notice of Bailment prepared by Custodian in accordance with the terms of the applicable Bailee Letter. If Seller fails to instruct Custodian regarding the order and specific form for a delivery to Takeout Investor of such applicable documents, the Custodian shall deliver such applicable documents in the original form and specific order received from Seller. In those cases where a copy of any intervening mortgage assignment, or an unrecorded original of any intervening mortgage assignment are delivered to the Custodian, Seller shall promptly cause the original of such instrument to be recorded. If Delivery Instructions direct Custodian to deliver any portion of a Submission Package to a location that is not the Takeout Investor's office specified on Schedule A, Custodian must receive Purchaser's written consent to deliver to such location prior to complying with such Delivery Instructions. Upon receipt of one written approval from Purchaser, such written approval shall, unless Custodian receives a notice from Purchaser to the contrary, be deemed to apply to all Delivery Instructions delivered in the future by Seller that list such location. Following delivery by Custodian of the Submission Package to Takeout Investor, all remaining documents, if any, not included in such Submission Package shall be held by Custodian until receipt by Custodian of written instructions from Purchaser to destroy such documents. Each month, Purchaser may, but shall not be obligated, to deliver to Custodian a notice in the form of Exhibit K, informing Custodian of all files that Purchaser has authorized Custodian to destroy.

                  (e) At any time following the delivery of a Trust Receipt, in the event Custodian becomes aware of any defect with respect to a related Submission Package or the related forms, including the return of documents to the Custodian from Takeout Investor due to a defect in such documents, the Custodian shall give prompt oral notice of such defect to the Purchaser, followed by a written specification thereof to Purchaser.

         E        Section 5. FUNDING BY THE TAKEOUT INVESTOR. Custodian shall direct Takeout Investor to deliver funds directly to Purchaser as directed in the Master Bailee Letter annexed to the Custodial Agreement as Exhibit B-2. Unless and until Purchaser receives funds from Takeout Investor, Custodian shall continue to hold the Mortgage Loans and Mortgage Files in the name of and for the benefit of Purchaser. Immediately upon its receipt of funds from the Takeout Investor, Purchaser shall notify Custodian who shall release the Mortgage Files, including the Mortgage Notes to Takeout Investor.

         F        Section 6. DEFAULT. If Seller fails to fulfill any of its
obligations under the Purchase Agreement or hereunder or in connection with the exercise by Purchaser of any remedy pursuant to Section 3 of the Purchase Agreement then, subject to the provisions of Section 3(b) hereof, Purchaser may, by notice to Custodian, (a) appoint Custodian as its delegate to complete the endorsements on behalf of Purchaser on the Mortgage Notes held by Custodian and to complete and cause to be record at Purchaser's expense the related blank Assignments of

                                                                   Exhibit 10.5


 Mortgages relating to the affected Mortgage Loan in accordance with Purchaser's instructions and, when applicable, (b) require Custodian to deliver to Purchaser, Takeout Investor or Successor Servicer the Submission Packages (or any portion thereof specified by Purchaser) in Custodian's possession or under Custodian's control to which the failure relates.

         G        Section 7. ACCESS TO DOCUMENTS. Upon reasonable prior written notice to Custodian, Purchaser (and if the Mortgage Loans have been assigned, Assignee) and its agents, accountants, attorneys and auditors will be permitted during normal business hours to examine and copy at their expense the Submission Packages, documents, records and other papers in possession of or under the control of Custodian relating to any or all of the Mortgage Loans in which Purchaser has an interest. Upon the request of Purchaser (or, if applicable, Assignee) and at the cost and expense of Purchaser (or, if applicable, Assignee), Custodian shall provide such Purchaser (or, if applicable, Assignee) with copies of the Mortgage Notes, Assignments of Mortgage and other documents in Custodian's possession relating to any of the Mortgage Loans in which Purchaser (or, if applicable, Assignee) has an interest.

         H        Section 8. CUSTODIAN'S FEES AND EXPENSES, SUCCESSOR CUSTODIAN;
STANDARD OF CARE.

                  (a) It is understood that Custodian will charge such fees for its services under this Agreement as are set forth in a separate agreement between Custodian and Seller, the payment of which, together with Custodian's expenses in connection herewith and other than as expressly provided herein, shall be solely the obligation of Seller. Custodian has no lien on, and shall not attempt to place a lien on, any of the Submission Package, Mortgage Loans or proceeds thereof to secure the payment of its fees.

                  (b) Custodian or any successor Custodian may resign at any time by giving sixty (60) days' prior written notice to Seller and Purchaser. Such resignation shall take effect upon the earlier of (i) the appointment of a successor Custodian by Purchaser and delivery of all the Submission Packages and any portion of the related documents in Custodian's possession to the successor Custodian, and (ii) the delivery of all the Submission Packages and any portion of the related documents in Custodian's possession to the Purchaser or its designee pursuant to (c) below after expiration of said sixty (60) days. Purchaser and Seller shall be jointly responsible for reimbursing Custodian for its expenses associated with delivery of the Submission Packages and related documents to Purchaser.

                  (c) In the event of any such resignation, Custodian shall promptly transfer to the Successor Custodian all Submission Packages and related documents in Custodian's possession and the successor Custodian shall hold Submission Packages and related documents in accordance with this Agreement. If Purchaser directs the removal of Custodian, Purchaser shall be responsible for all expenses associated with the transfer of the Submission Packages and any related documents in Custodian's possession and for any fee of the successor Custodian in excess of the fees of the initial Custodian hereunder. In any case, Custodian shall not be responsible for payment of fees to any successor Custodian. The Purchaser shall have sixty (60) days in which to appoint and designate an acceptable successor Custodian. If the Purchaser fails to appoint a successor Custodian within such 60-day period, then Custodian shall deliver possession and custody of the Submission Packages and any related Submission

                                                                   Exhibit 10.5


Packages in Custodian's possession to Purchaser at the address specified on the cover page hereof, or if a timely written designation is received by Custodian, to any designee of Purchaser.

                  (d) Custodian shall have responsibility only for the Submission Packages and their contents which have been actually delivered to it and which have not been released to Seller, Purchaser, the Agency or Assignee or their respective agent or designee in accordance with this Agreement. The standard of care to be exercised by Custodian in the performance of its duties under this Agreement shall be to exercise the same degree of care as Custodian exercises when it holds mortgage loan documents as security for its own loans or warehouse loans. Custodian is an agent, bailee and custodian only and is not intended to be, nor shall it be construed to be (except only as agent, bailee and custodian), a representative, trustee or fiduciary of or for either Seller, the Agency, Purchaser or Assignee. The Custodian shall not be bound in any way by any agreement or contract other than this Agreement and the exhibits and schedules hereto and any other agreement to which it is a party. The Custodian shall not be required to ascertain or inquire as to the performance or observance of any of the conditions or agreements to be performed or observed by any other party, except as specifically provided in this Agreement and the exhibits and schedules hereto. The Custodian disclaims any responsibility for the validity or accuracy of the recitals to this Agreement and any representations and warranties contained herein, unless specifically identified as recitals, representations or warranties of the Custodian.

                      (i) Throughout the term of this Agreement, the Custodian shall have no responsibility for ascertaining the value, collectability, insurability, enforceability, effectiveness or suitability of any Collateral, the title of any party therein, the validity or adequacy of the security afforded thereby, or the validity of this Agreement (except as to Custodian's authority to enter into this Agreement and to perform its obligations hereunder).

                      (ii) Other than as otherwise expressly provided herein, the Custodian shall not be under any duty to examine or pass upon the genuineness, validity or legal sufficiency of any of the documents constituting part of any Submission Package, and shall be entitled to assume that all documents constituting part of such files are genuine and valid and that they are what they purport to be, and that any endorsements or assignments thereof are genuine and valid.

                      (iii) No provision of this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights and powers, if, in its sole judgment, it shall believe that repayment of such funds or adequate indemnity against such risk or liability is not assured to it.

                      (iv) The Custodian is not responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for the Custodian's compensation or for reimbursement of expenses.

                  (e) Custodian shall incur no liability to any Entity for its acts or omissions hereunder, except as may result from its negligence or misconduct relating to (i) the issuance of a

                                                                   Exhibit 10.5


Trust Receipt by the Custodian which applies to a Mortgage Loan with respect to which the procedures set forth in Sections 4(a) and 4(b) hereof have not been completed by the Custodian in accordance with this Agreement, (ii) the Custodian's failure to deliver within two Business Days to Takeout Investor the Submission Package in accordance with Purchaser's instructions, (iii) the loss, damage or destruction (except at Purchaser's direction) by Custodian of any document included in a Submission Package or (iv) the Custodian's failure to deliver a Trust Receipt to Purchaser each Business Day which is a Purchase Date in accordance with Section 4(a) and (c) hereof. In no event shall Custodian be liable to any Entity, directly or indirectly, for any (A) damages or expenses arising out of the services provided hereunder other than damages which result from its breach of this Agreement or (B) Losses, claims, damages, liabilities or expenses which would have been avoided had such Entity taken reasonable action to mitigate such Losses, claims, damages, liabilities or expenses. Neither the Custodian nor any of its directors, officers or employees shall be liable hereunder to Seller or Purchaser or Assignee or any of its beneficiaries pursuant to certain Repurchase Transaction Tri-Party Custody Agreements for punitive damages or lost future profits. Custodian shall be entitled to rely upon any notice, document, correspondence, request or directive received by it from Seller, Takeout Investor, Purchaser or Assignee, as the case may be, that Custodian believes to be genuine and to have been signed or presented by the proper and duly authorized officer or representative thereof, and shall not be obligated to inquire as to the authority or power of any person so executing or presenting such documents or as to the truthfulness of any statements set forth herein. Seller hereby indemnifies, defends and holds Custodian harmless from and against any claim, legal action, liability or loss that is initiated against or incurred by Custodian, including court costs and reasonable attorney's fees and disbursements, in connection with Custodian's performance of its duties under this Agreement, including those involving ordinary negligence, but excluding only those involving gross negligence or willful misconduct of Custodian. Notwithstanding anything to the contrary contained herein, this provision shall survive the termination or assignment of this Agreement or the resignation or removal of the Custodian hereunder. The Custodian shall have the power to employ such agents as it may reasonably deem necessary or appropriate in the performance of its duties and the exercise of its powers under this Agreement.

                  (f) Custodian undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, it being expressly understood that there are no implied duties hereunder.

         I        Section 9. ASSIGNMENT BY PURCHASER. Purchaser hereby notifies
Custodian that Purchaser shall assign, as of the Purchase Date all of its right, title and interest in and to all Mortgage Loans purchased by Purchaser pursuant to the Purchase Agreement and all rights of Purchaser under the Purchase Agreement (and this Agreement) in respect of such Mortgage Loans represented thereby to Assignee, subject only to an obligation on the part of Assignee to deliver each such Mortgage Loan to Custodian or to Purchaser to permit Custodian, Purchaser or its designee to make delivery thereof to Takeout Investor, but not otherwise. Seller hereby irrevocably consents to such assignment. Assignment by Purchaser of the Mortgage Loans as provided in this
Section 9 shall not release Purchaser from its obligations otherwise under this Agreement. Subject to any limitations in any agreement between Assignee and Purchaser, Assignee may, upon notice of Purchaser's default as provided in
Section 3(b) hereof, directly enforce and exercise such rights under this Agreement that have been assigned or pledged to it

                                                                  Exhibit 10.5


and, until otherwise notified by Assignee, Purchaser shall no longer have any of such rights. Custodian shall assume that any assignment from Purchaser to Assignee is subject to no limitations that are not expressly set forth in this Agreement.

         J        Section 10. INSURANCE. Custodian shall, at its own expense, maintain at all times during the existence of this Agreement such (a) fidelity Insurance, (b) theft of documents insurance, (c) forgery insurance and (d) errors and omissions insurance as Custodian deems appropriate.

         K        Section 11.  REPRESENTATIONS, WARRANTIES AND COVENANTS.

                  (a) BY CUSTODIAN. Custodian hereby represents and warrants to, and covenants with, Seller and Purchaser that, as of the date hereof and at all times while Custodian is performing services under this Agreement:

                      (i) Custodian is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

                      (ii) Custodian has the full power and authority to hold each Mortgage Loan and to enter into and perform its duties and obligations as contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of Custodian, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership, conservatorship or similar debtor relief laws and except that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law.

                  (b) BY SELLER. Seller hereby represents and warrants to, and covenants with, Custodian and Purchaser that, as of the date hereof and throughout the term of this Agreement:

                      (i) Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

                      (ii) Seller has the full power and authority to hold each Mortgage Loan and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of Seller, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership, conservatorship or similar debtor relief laws and except that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law;

                      (iii) Seller and each subservicer have made a full and complete assessment of all issues which may be related to their occurrence of the year 2000, including all issues related to their computer program and software (the "Year 2000 Issues"), and each has a realistic and achievable program for remediating the Year 2000 Issues on a timely basis (the "Year 2000 Program"). Based on such assessment and on

                                                                  Exhibit 10.5


         the Year 2000 Program, Seller and each subservicer do not reasonably anticipate that Year 2000 Issues will have a material adverse affect on their operations or financial conditions;

                      (iv) Seller shall take and shall cause each of its Affiliates and any subservicer to take all such actions as are reasonably necessary to implement successfully the Year 2000 Program and to assure that the Year 2000 Issues will not have a material adverse effect on Seller's operations or financial condition. At the request of Purchaser, Seller will provide a description of the Year 2000 Program, together with any updates or progress reports with respect thereto. Seller shall provide Purchaser with immediate notice in writing in the event that Seller has reason to believe that the occurrence of the year 2000 will adversely affect Seller's business or any purchases executed in connection herewith; and

                  (c) BY PURCHASER. Purchaser hereby represents and warrants to, and covenants with, Custodian and Seller that, as of the date hereof and throughout the term of this Agreement:

                      (i) Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; and

                      (ii) Purchaser has the full power and authority to hold each Mortgage Loan and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of Purchaser, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership, conservatorship or similar debtor relief laws and except that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law.

         L        Section 12. NO ADVERSE INTERESTS. By its acceptance of each
Submission Package, Custodian covenants and warrants to Purchaser that: (a) as of the date of payment by Purchaser of the Purchase Price, Custodian, solely in its capacity as Custodian, (i) holds no adverse interests, by way of security or otherwise, in the related Mortgage Loan, and (ii) has no interest in or lien upon the Submission Packages which it holds as custodian for Purchaser; and (b) Custodian hereby waives and releases any such interest in such Mortgage Loan which it, acting solely in its capacity as Custodian, has or which it may thereafter acquire prior to the time of release of such Mortgage Loan from the terms of this Agreement.

         M        Section 13. AMENDMENTS. This Agreement may be amended only by written agreement of Seller, Purchaser and Custodian except that, if this Agreement shall have been assigned by Purchaser with written notice of such assignment given to Seller and Custodian, no amendment shall be effective unless the amendment is also signed by Assignee. Purchaser shall give at least five (5) days prior written notice to Assignee of any proposed amendment to this Agreement and shall furnish Assignee with a copy of each such amendment within five (5) days after it is executed and delivered. This Agreement, together with the Exhibits, Schedules and other writings referred to herein or delivered pursuant hereto, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and Supersedes all prior

                                                                    Exhibit 10.5


agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

         N        Section 14. EXECUTION IN COUNTERPARTS. This Agreement may be
executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         O        Section 15. AGREEMENT FOR EXCLUSIVE BENEFIT OF PARTIES,
ASSIGNMENT. This Agreement is for the exclusive benefit of the parties hereto and their respective successors and permitted assigns hereunder and shall not be deemed to give any legal or equitable right, remedy or claim to any other person whatsoever. This Agreement shall bind the parties hereto and their respective successors, but, except for the assignments provided in Sections 3(b) and 9, shall not be assigned or pledged by any party without the prior written consent of the other parties. Written notice from Assignee to Custodian (with a copy to Purchaser) that Purchaser has defaulted in any material respect under any funding or loan agreement relating to the financing of Purchaser's purchase of Mortgage Loans shall be conclusive for all purposes of this Agreement.

         P        Section 16. EFFECT OF INVALIDITY OF PROVISIONS. In case any one or more of the provisions contained in this Agreement should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

         Q        Section 17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws rules.

         R        Section 18. CONSENT TO SERVICE. Each party irrevocably
consents to the service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to Section 19.

         S        Section 19. NOTICES. Any notices, consents, directions and other communications given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered by facsimile or electronic transmission, or personally delivered at, or sent by overnight courier to the addresses of the parties hereto set forth on the cover page hereof or such other address as any party shall give in a notice to the other parties pursuant to this Section 19.

         T        Section 20. CERTIFICATION. Custodian hereby acknowledges that each time it issues a Notice of Intent to Issue Trust Receipt and attaches a list of Mortgage Loans, it is making an express representation and warranty to Purchaser that it has reviewed each Submission Package listed on the Request for Certification as specified in Sections 4(a) and (b) with respect to the related Mortgage Loan.

         U        Section 21. CONSTRUCTION. The headings in this Agreement are for convenience only and are not intended to influence its construction. References to Sections and Exhibits in this Agreement are to the Sections of and Exhibits to this Agreement. The Exhibits are part of this Agreement. In this Agreement, the singular includes the plural, the plural the singular, and the words "and" and "or" are used in the conjunctive or distinctive as the sense and circumstances may require.

                                                                    Exhibit 10.5


         V        Section 22. DELIVERY OF SUBMISSION PACKAGES. Written
instructions as to the method of shipment and shipper(s) the Custodian is directed to utilize in connection with the delivery of Submission Packages related to Mortgage Loans in the performance of the Custodian's duties hereunder shall be delivered by the Seller to the Custodian prior to any shipment of any Mortgage Loans hereunder. Seller shall select shipper(s) from a list of shippers, approved by both Custodian and Purchaser, provided by Purchaser to Seller. Furthermore, Seller shall provide Custodian Delivery Instructions (including Seller's shipping account number) by 3:00 p.m. on the Delivery Date for same day shipment. The Seller will arrange for the provision of such services at its sole cost and expense (or, at the Custodian's option, reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions) and will maintain such insurance against loss or damage to Submission Packages as the Seller deems appropriate. It is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person, including without limitation, the Seller , arising out of actions of the Custodian consistent with instructions of the Seller (including, without limitation, losses or damages arising out of non-performance or faulty performance by a shipper). Any delivery of Submission Packages under this Agreement shall be by personal delivery, recognized courier delivery service, or registered or certified first class mail, postage prepaid, return receipt requested, as designated by the Seller. In no event shall Custodian permit delivery to be made by Seller or an agent of Seller.

         IN WITNESS WHEREOF, Seller, Purchaser and Custodian have caused this Agreement to be duly executed as of the date and year first above written.

                                    E Loan, Inc.(Seller)


                                    By:  /s/ STEVEN M. MAJERUS
                                         ---------------------------------------
                                         Name:  STEVEN M. MAJERUS
                                                --------------------------------
                                         Title:  VP SECONDARY MARKETING
                                                 -------------------------------